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                                                                    Exhibit 10.1



                        DYNACS ENGINEERING COMPANY, INC.

                          1999 LONG TERM INCENTIVE PLAN
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                        DYNACS ENGINEERING COMPANY, INC.

                          1999 LONG TERM INCENTIVE PLAN

SECTION 1.  Purpose.

      The purpose of Dynacs Engineering Company, Inc.'s 1999 Long Term Incentive Plan (the "Plan") is to promote the interests of Dynacs, Inc. (the "Company") and its Subsidiaries, Affiliates and shareholders by enabling the Company to attract, retain and reward employees, officers and directors of the Company and its Subsidiaries and Affiliates, and strengthening the mutuality of interests between such employees, officers and directors and the Company's shareholders, by permitting such employees, officers, directors, and independent consultants to participate in the ownership of the Company. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights or Other Stock-Based Awards (all as defined herein).

Certain terms used herein are defined in Section 16 of the Plan.

SECTION 2.  Stock Subject to the Plan.

      The maximum aggregate number of shares of Stock reserved and available for distribution under the Plan shall be 770,000 shares of Stock, reduced by the number of shares of Stock subject to being issued from time to time upon exercise of outstanding awards granted under the Plan. Such shares may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reserved for issuance under the Plan.

      Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned under the Plan cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based award granted hereunder are forfeited or any such award otherwise terminates, without a payment being made to the participant in the form of Stock, such shares shall be available for distribution in connection with future awards under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future distribution under the Plan.

      In the event of any recapitalization, dividend of stock or property other than cash ("stock dividend"), Stock split, reclassification or other change in corporate structure affecting the Stock, a corresponding substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by
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the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

      If all or any portion of an outstanding option issued hereunder is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, as a result of which shares of any class of the Company or any other company shall be issued in respect of outstanding shares of common stock of the Company or shares of common stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons exercising such an option shall receive, for the aggregate price payable upon such exercise of the option, the aggregate number and class of shares which, if shares of the class of Stock of the Company for which the option was originally exercisable (as authorized at the date of the granting of such option) had been purchased at the date of granting of the option for the same aggregate price (on the basis of the price per share provided in the option) and had not been disposed of, such person or persons would have received as a result of such purchase and any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. In the event of any such change in the outstanding Stock of the Company, the aggregate number and class of shares remaining available under the Plan shall be that number and class which a person, to whom an option had been granted for all of the available shares under the Plan on the date preceding such change, would be entitled to receive as provided in the first sentence of this paragraph.

SECTION 3.  Eligibility.

      Employees, officers, directors and independent consultants of the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan; provided, however, that only Employees of the Company and its Subsidiaries are eligible to be granted Incentive Stock Options under the Plan.

SECTION 4.  Administration.

      Subject to the following paragraph, the Board may appoint a Committee consisting of not less than two members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. The Committee shall be composed of individuals who are Non Employee Directors as that term is defined in Rule 166-3 of the Exchange Act of 1934, and Outside Directors as defined in (Section) 162m of the Internal Revenue Code of 1986, as amended. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. Members of the Board who are either eligible or have been granted awards may vote on any matters affecting the administration of the Plan or the grant of any awards pursuant to the Plan, except that no such member shall act upon the granting of an award to


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himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of award to him.

      Subject to the foregoing paragraphs, from time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan; provided, however, that the composition of the Committee shall be in accordance with Rule 16b-3 promulgated under the Exchange Act.

      The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Employees eligible under Section 3: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Purchase Rights and/or (vi) Other Stock-Based Awards.

      In particular, the Committee shall have the authority:

      (i) to select the Employees of the Company and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted hereunder;

      (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible Employees;

      (iii) to determine the number of shares to be covered by each such award granted hereunder;

      (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or Deferred Stock under Sections 5(k) or (1), as applicable, instead of Stock);

      (v) to determine whether and under what circumstances a Stock Option may be settled in Stock, Restricted Stock and/or Deferred Stock under Sections 5(k) or (1), as applicable, instead of cash;

      (vi) to determine whether, to what extent and under what circumstances grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;


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      (vii) to determine whether, to what extent and under what circumstances
            Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period); and

      (viii)to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such rights.

      The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

      All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 5.  Stock Options.

      Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Each Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

      Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options, and (ii) Non-Qualified Stock Options.

      The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

      Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

      a. EXERCISE PRICE. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be equal to, greater than or less than one hundred percent (100%) of the Fair Market Value of the Stock at the date of grant (but not less than eighty-five percent (85%) of such Fair Market Value); provided, however, that the option price per share of Stock purchasable under an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock at the date of grant; and provided further, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time of grant, owns securities possessing more than ten percent (10%) of the total combined voting power of all securities of the


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            Company, its Subsidiaries or Affiliates, the option price per share of Stock shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Stock at the date of grant.

      b. OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten
            (10) years after the date the Option is granted, provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time of grant, owns securities possessing more than ten percent (10%) of the total combined voting power of all securities of the Company, its Subsidiaries or Affiliates, no Incentive Stock Option shall be exercisable later than five years from the date of grant.

      c. VESTING. Stock Options shall vest at such rates and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Sections 2, 5(f) and 5(g), unless otherwise determined by the Committee at or after grant, no Stock Option shall first become exercisable prior to the first anniversary of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provision at any time at or after grant in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

      d. METHOD OF EXERCISE. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

            Such notice shall be accompanied by payment in full of the purchase price, which shall be paid in cash or, subject to any rules promulgated by the Committee in its discretion, by the surrender at Fair Market Value of the Stock, or by any combination of cash and shares of the Stock, including, without limitation, cash, Stock, other Options, or other property (including notes or other contractual obligations of an optionee to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), or by such other instrument as the Committee may accept; provided, however, that an optionee shall not be permitted to surrender Stock in payment of the purchase price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial accounting purposes.

            No shares of Stock shall be issued until full payment (which may include a full recourse promissory note of the Employee) therefor has been made. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Stock, and compliance with the applicable requirements, if any,


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            of Section 13(a), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Stock
            Option.

      e. NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

      f. TERMINATION BY DEATH. Subject to Section 5(j), if an optionee's employment or a consultant's engagement by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionees under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

      g. TERMINATION BY REASON OF DISABILITY. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee or his legal representative, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of ninety (90) days (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such ninety (90) day period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve
            (12) months, from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercisable after the expiration of the exercise periods that apply for purposes of
            Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

      h. TERMINATION BY REASON OF RETIREMENT. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine


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            at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of ninety
            (90) days (or such other period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such ninety (90) day period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

      i. OTHER TERMINATION. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates pursuant to the terms of an employment agreement between the optionee and the Company or any Subsidiary, or for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three (3) months or the balance of such Stock Option's term if the optionee is involuntarily terminated without Cause by the Company and any Subsidiary or Affiliate. For purposes of the Plan, "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's negligence, breach, willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

      j. INCENTIVE STOCK OPTIONS. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

            Incentive Stock Options shall not be treated as "incentive stock options" to the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, and such excess shall be treated as a Non-Qualified Stock Option.


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            To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

            (i) if a participant's employment is terminated by reason of death, Disability or Normal or Early Retirement, the portion of any Incentive Stock Option exercisable during the post-termination period specified under Sections 5(f), (g) or
                  (h) that is greater than the portion of such option that is exercisable as an "incentive stock option" during such post-termination period under Section 422, if any, shall be treated as a Non-Qualified Stock Option; and

            (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a merger or consolidation of the Company with another company whereby the Company is not the surviving corporation, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

      k. BUYOUT PROVISIONS. The Committee may at any time offer to purchase an Option previously granted for a payment in cash, Stock, Deferred Stock or Restricted Stock, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

      l. SETTLEMENT PROVISIONS. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to an exercised Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

      m. CONSULTANTS. Notwithstanding anything herein to the contrary, the Committee may, in its discretion, provide for such terms and conditions with respect to any Stock Option grant to a consultant as it deems appropriate.

SECTION 6.  Stock Appreciation Rights.

      a. GRANT AND EXERCISE. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.


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      A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

      A Stock Appreciation Right may be exercised by an optionee, subject to
Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

      b. TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

            (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six (6) months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by optionees who are subject to
                  Section 16(b) of the Exchange Act shall comply with Rule 16b-3 promulgated thereunder, to the extent applicable.

            (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the exercise price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the average of the last reported closing bid and asked prices on the New York Stock Exchange, or, if the Stock is not listed or admitted to trading on such exchange, the last reported sales price, or in case no such reported sales price is quoted on such day, the average of the last reported closing bid and asked prices on the principal national securities exchange (including, for purposes hereof, the National Association of Securities Dealers, Inc. National Market System) on which the Stock is listed or admitted to trading, or, if it is not listed or admitted to trading on any


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                  national securities exchange, the average of the last high closing bid price and the low closing asked price as reported on an inter-dealer quotation system during the applicable period referred to in Rule 16b-3(e) promulgated under the Exchange Act. In the absence of any available public quotations for the Stock, the Board shall determine in good faith the fair value of the Stock during the applicable period referred to in Rule 16b-3(e) promulgated under the Exchange Act, which determination shall be set forth in a certificate by the Secretary of the Company.

            (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e) of the Plan.

            (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 2 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 7.  Restricted Stock.

      a. ADMINISTRATION. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards.

      The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

      The provisions of Restricted Stock awards need not be the same with respect to each recipient.

      b. AWARDS AND CERTIFICATES. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

            (i) The purchase price for shares of Restricted Stock shall be equal to, less than or greater than their par value and may be zero.


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            (ii)  Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock award agreement and paying whatever price (if any) is required under Section 7(b)(i).

            (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

            (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

      c. RESTRICTIONS AND CONDITIONS. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

            (i) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restricted Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restriction in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

            (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 13(e), in additional Restricted Stock to the extent shares are available under Section 2, or otherwise reinvested. Pursuant to Section 2 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

            (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

            (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

      d. MINIMUM VALUE PROVISION. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service deferral and other terms and conditions as may be specified by the Committee.

SECTION 8.  Deferred Stock.

      a. ADMINISTRATION. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).

      The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

      The provisions of Deferred Stock awards need not be the same with respect to each recipient.

      b. TERMS AND CONDITIONS. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

            (i) Subject to the provisions of the Plan and the award agreement referred to in Section 8(b)(vi) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v), where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

            (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

            (iii) Subject to the provision of the award agreement and this
                  Section 8, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

            (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

            (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve (12) months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

            (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

      c. MINIMUM VALUE PROVISIONS. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

SECTION 9.  Stock Purchase Rights.

      a. AWARDS AND ADMINISTRATION. Subject to Section 2 above, the Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

           (i)   at its Fair Market Value on the date of grant;

           (ii)  at fifty percent (50%) of such Fair Market Value on such date;

           (iii) at an amount equal to Book Value on such date; or

           (iv)  at an amount equal to the par value of such Stock on such date.

      The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof.

      The terms of Stock Purchase Rights awards need not be the same with respect to each participant.

      Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

      b. EXERCISABILITY. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed thirty (30) days. However, the Committee may provide, in its sole discretion, that the stock which may be purchased pursuant to Stock Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not be sold until six (6) months and one (1) day after the grant date.

SECTION 10. Other Stock-Based Awards.

      a. ADMINISTRATION. Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value or Subsidiary performance, may be granted alone, in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

      Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee shall also provide for the grant of Stock upon the completion of a specified performance period.

      The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

      b. TERMS AND CONDITIONS. Other Stock-Based Awards made pursuant to this
Section 10 shall be subject to the following terms and conditions:

            (i) Subject to the provisions of this Plan and the award agreement referred to in Section 10(b)(v) below, shares subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. The Committee may further provide, in its sole discretion, that shares subject to awards under this Section 10 made to persons potentially subject to Section 16(b) of the Exchange Act may not be sold until six (6) months and one (1) day after the grant date.

            (ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by an award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

            (iii) Any award under this Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreements, as determined by the Committee, in its sole discretion.

            (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 10.

            (v) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

            (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration. Stock (including securities convertible into Stock) purchased pursuant to purchase rights awarded under this Section 10 shall be priced at least fifty percent (50%) of the Fair Market Value of the Stock on the date of grant.

SECTION 11.  Amendment and Termination.

      The Committee may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's shareholders, would:

      a. except as generally provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

      b.    change the pricing terms of Section 9(a);

      c.    change the Employees eligible to participate in the Plan; or

      d.    extend the maximum option period under Section 5(d) of the Plan.

      The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 2 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

      Subject to the above provisions, the Committee shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 12. Unfunded Status of Plan.

      The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee determines otherwise with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 13.  General Provisions.

      a. The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

      All certificates for shares of Stock or other securities delivered under the Plan shall be subject to compliance with such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and shall further be subject to the approval of counsel for the Company with respect to such compliance. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      b. Nothing contained in this Plan shall prevent the Committee from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

      c. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continue employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

      d. No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

      e. The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 2 for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

      f. The Plan and all awards made and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware.

SECTION 14. Stockholder Approval.

      a. Continuance of the Plan shall be subject to approval by a majority of the shareholders of the Company entitled to vote thereon within twelve (12) months after the date the Plan is adopted by the Board. If such shareholder approval is obtained at a duly held shareholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, or if such shareholder approval is obtained by written consent, it must be obtained by the written consent of the holders of a majority of the outstanding shares of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of shareholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 422 of the Code.

      b. If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

      c. If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 14(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an award hereunder to an officer or director after such registration, do the following:

            (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under
                  Section 14(a) of the Exchange Act at the time such information is furnished; and

            (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

SECTION 15.  Term of Plan.

      No Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of shareholder approval or Committee approval, whichever is earlier, but awards granted prior to such tenth anniversary may extend beyond that date.

SECTION 16.  Definitions.

      For purposes of the Plan, the following terms shall be defined as set forth below:

      a. "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least twenty percent (20%) of the combined voting power of all classes of stock of such entity or at least twenty percent (20%) of the ownership interests in such entity.

      b. "Board" means the Board of Directors of the Company.

      c. "Book Value" means, as of any given date, on a per share basis, (i) the shareholders' equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Board shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Board for subsequent events).

      d. "Cause" shall have the meaning set forth in Section 5(i) above.

      e. "Code" means the Internal Revenue Code of 1986, as amended.

      f. "Commission" means the Securities and Exchange Commission.

      g. "Committee" means the Committee referred to in Section 4 of the Plan.

      h. "Company" means Dynacs, Inc., a Delaware corporation.

      i. "Deferral Period" shall have the meaning set forth in Section 8(a) above.

      j. "Deferred Stock" means an award made pursuant to Section 8 above of the right to receive Stock at the end of a specified deferral period.

      k. "Director" shall mean any director of the Company whether compensated or such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the term Director shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

      l. "Disability" means disability as determined under procedures established by the Board for purposes of the Plan.

      m. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

      n. "Elective Deferral Period" shall have the meaning set forth in Section 8(b)(v) above.

      o. "Employee" means any person, including officers and directors, employed by the Company or any Affiliate or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

      p. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      q. "Early Retirement" means retirement, with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable qualified retirement plan of such entity.

      r. "Fair Market Value" means the fair market value as determined by the Committee in good faith in its discretion; provided, however, that where there is a public market for the Stock, the fair market value per share shall be the mean of the bid and asked prices (or the closing price per share if the Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Stock for the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on the date of the grant of the option, as reported in The Wall Street Journal.

      s. "Incentive Stock Option" means any Stock Option intended to qualify as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

      t. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      u. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

      v. "Other Stock-Based Award" means an award under Section 10 above that is valued in whole or in part by reference to, or is otherwise based on, Stock.

      w. "Plan" means this Dynacs, Inc. 1999 Long Term Incentive Plan, as amended from time to time.

      x. "Restricted Period" shall have the meaning set forth in Section 7(c)(i) above.

      y. "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 above.

      z. "Retirement" means Normal or Early Retirement.

      aa. "Stock" means the Common Stock, $.01 par value, of the Company.

      bb. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 above to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in
Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

      cc. "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 above.

      dd. "Stock Purchase Right" means the right to purchase Stock pursuant to
Section 9.

      ee. "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                                   DYNACS INC.

                  FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

      Dynacs, Inc., a Delaware corporation (the "Company") hereby grants as of this __ day of _____, ___ to __________, residing at ______________________ (the
"Option Holder") an option to purchase a maximum of _______ of its Common Stock, $.01 par value per share (the "Stock"), at a price of $____ per share, on the following terms and conditions:

      1. Grant Under 1999 Long Term Incentive Plan. This option is granted pursuant to and subject to all of the terms and conditions of the Company's 1999 Long Term Incentive Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option shall be governed by the Plan as it exists on this date and, in the event of any inconsistency or conflict between this Agreement and the Plan, the terms of the Plan shall govern. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Sections 2 and 4 hereof, employment by the Company includes employment by a Subsidiary as defined in the Plan.

      2. Limitations on Exercise of Option if Relationship Continues. If the Option Holder has been in continuous association, without interruption, with the Company or its successor companies, as an employee, consultant, officer or director from date hereof through the date of exercise, the Option Holder may exercise this option to purchase up to the number of shares of Stock set forth below opposite the applicable period and at the price provided for herein:

      ____ option shares on or after __________ __, ____
      ____ option shares on or after __________ __, ____
      ____ option shares on or after __________ __, ____
      ____ option shares on or after __________ __, ____
      ____ option shares on or after __________ __, ____

      The foregoing rights are cumulative and may be exercised up to and including the date which is ten (10) years after the date hereof (the "Termination Date"). Such rights are subject to Sections 3 and 4 (as appropriate) if the Option Holder dies or ceases to be an employee, consultant, officer or director of the Company, Section 12 if the Company merges or consolidates with another corporation, and Section 14 if the Option Holder exercises this option.

      3. Termination by Death, Disability or Retirement.

            3.1 Death. If the Option Holder dies before the Termination Date, this option may be exercised by his personal representative, but only to the extent it was exercisable by the Option Holder on the date of the Option Holder's death and only during the period ending on the earlier to occur of one year after such death and the Termination Date. At the end of such period, this option shall expire and the estate, personal representative or beneficiary of the Option Holder shall have no rights other than those of a stockholder resulting from the exercise of this option before such expiration.

            3.2 Disability. If the Option Holder's employment by the Company terminates by reason of Disability, this option may thereafter be exercised by the Option Holder or his personal representative, but only to the extent it was exercisable by the Option Holder at the time of such termination, during the period ending on the earlier to occur of ninety (90) days from the date of such termination of employment and the Termination Date; provided, however, that, if the Option Holder dies within such ninety (90) day period, any unexercised portion of this option shall thereafter be exercisable in accordance with
Section 3.1.

            3.3 Retirement. If the Option Holder's employment by the Company terminates by reason of Normal or Early Retirement, this option may thereafter be exercised by the Option Holder, but only to the extent it was exercisable at the time of such Retirement, during the period ending on the earlier to occur of ninety (90) days from the date of such termination of employment and the Termination Date; provided, however, that, if the Option Holder dies within such ninety (90) day period, any unexercised option shall thereafter be exercisable in accordance with Section 3.1.

      4. Termination of Relationship. If the Option Holder ceases to be associated with the Company as an employee, consultant, officer or director other than by reason of Death, Disability or Retirement, this option shall terminate, except that this option may be exercised by the Option Holder, only to the extent otherwise then exercisable, during the period ending on the earlier to occur of three (3) months from the date of such termination and the Termination Date if the Option Holder is involuntarily terminated without Cause by the Company or its successor companies. Whether authorized leave of absence or absence for military service may constitute service as an employee, consultant, officer or director for the purposes of this Agreement shall be conclusively determined by the Board of Directors of the Company. Nothing in this Agreement shall be deemed to give the Option Holder the right to be retained by the Company for any period of time as an employee, consultant, officer or director.

      5. Partial Exercise. Exercise of this option may be made in part at any time and from time to time, provided such exercise is for a whole number of shares of Stock. However, this option may not be exercised to purchase more than the number of shares indicated in Section 2, as such number may be adjusted pursuant to Section 12.

      6. Payment of Purchase Price; Withholding Taxes. The option purchase price, together with any state or federal withholding taxes due as a result of the exercise of this option, is payable upon exercise of this option either (i) in United States dollars in cash or by check, or (ii) at the discretion of the Board of Directors of the Company through delivery of shares of Stock of the Company having a fair market value equal to the option purchase price as of the date of exercise, or (iii) at the discretion of the Board of Directors of the Company by a combination of (i) and (ii) above.

      7. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option shall be exercised by written notice to the Company, at its principal executive offices at 35111 U.S. Highway 19 North, Suite 300, Palm Harbor, Florida 34684, or to such transfer agent or other address as the Company shall designate. Such notice of exercise shall state that this option is being exercised and the number of shares of Stock for which it is being exercised, and shall be signed by the person or persons so exercising this option. Such notice shall also be accompanied by payment of the full purchase price of such shares of Stock (whether such payment is made in cash or shares of Stock or a combination of both, as provided in Section 6 hereof) together with any state and federal withholding taxes due as a result of the exercise of this option. The Company shall deliver a certificate or certificates representing such shares of Stock after such notice and payment are received. The certificate or certificates for the shares of Stock for which the option shall have been so exercised shall be registered in the name of the person or persons so exercising the option (or, if the option shall be exercised by the Option Holder and if the Option Holder shall so request in the notice pertaining to the exercise of the option, shall be registered in the name of the Option Holder and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the option. In the event the option shall be exercised pursuant to Section 3 hereof, by any person or persons other than the Option Holder, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the option. All shares of Stock that shall be purchased upon the exercise of the option as provided herein shall be fully paid and nonassessable.

      8. Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Option Holder's lifetime, only the Option Holder may exercise this option.

      9. No Obligation to Exercise Option. The grant and acceptance of this option impose no obligation on the Option Holder to exercise it.

      10. No Rights as Stockholder Until Exercise. The Option Holder shall have no rights as a stockholder with respect to any shares of Stock issuable upon exercise of this option until a stock certificate therefor has been issued to him and is fully paid for. Except as expressly provided below with respect to stock dividends, no adjustment shall be made for dividends or other rights for which the record date precedes the date such stock certificate is issued.

      11. Tax Consequences. The Option Holder recognizes that this option is being granted as a result of his performance of services for the Company and that, under present federal income tax laws, the Option Holder shall include in his gross income, for any year in which he exercises this option, the excess of the fair market value of the Stock acquired over the amount paid for said Stock. The Option Holder agrees to obtain his own tax advice.

      12. Capital Changes and Business Successions. It is the purpose of this option to encourage the Option Holder to work for the best interests of the Company and its stockholders. In order to avoid any conflict between the Option Holder's interests and the Company's interests that might arise upon the issuance of a stock dividend or a merger with another corporation (other than a wholly-owned subsidiary of the Company), the Plan contains various provisions for the adjustment of the number of shares of Stock subject to this option and related provisions with respect to successors to the business of the Company and with respect to the assumption and substitution of options. Such provisions of the Plan, including, without limitation those


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respecting the discretion of the Company's Board of Directors, are hereby made applicable hereunder and are incorporated herein by reference in their entirety.

      13. Agreement to Purchase for Investment. By his acceptance of this option the Option Holder agrees that if he purchases shares of Stock under this option he will purchase them for investment and not with a view to their distribution, as that term is used in the Securities Act of 1933, as amended (the "Securities Act"), unless in the opinion of counsel to the Company, such distribution is in compliance with or exempt from the registration and prospectus delivery requirement of the Securities Act. The Option Holder agrees to sign a certificate to that effect at such time or times he exercises this option. The Company shall have no obligation to register the shares of Stock issuable upon exercise of this option under the Securities Act or the securities laws of any state. Furthermore, the Company may place a legend on any stock certificate delivered upon exercise of this option to the effect that the shares represented by such certificate were acquired pursuant to an investment representation and without registration under the Securities Act or the securities laws of any state.

      14. Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York.


                                    DYNACS ENGINEERING COMPANY, INC.


                                    By:__________________________________
                                          Name:
                                          Title:


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